UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                   WASHINGTON, D.C. 20549

                          FORM 8-K

                       CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange
Act of 1934

                       AUGUST 5, 1998
                       --------------
              (Date of earliest event reported)


         LABORATORY CORPORATION OF AMERICA HOLDINGS
         ------------------------------------------
   (Exact name of registrant as specified in its charter)


   DELAWARE              1-11353             13-3757370
   --------              -------             ----------
(State or other         (Commission         (IRS Employer
jurisdiction of         File Number)         Identification
incorporation)                               Number)


   358 SOUTH MAIN STREET, BURLINGTON, NORTH CAROLINA 27215
   -------------------------------------------------------
          (Address of principal executive offices)

                        336-229-1127
                        ------------
    (Registrant's telephone number, including area code)

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ITEM 5. OTHER EVENTS

On August 5, 1998, Laboratory Corporation of America
Holdings ("the Company") issued a press release announcing that its forensic crime laboratory located at the Company's
Center for Molecular Biology and Pathology in Research
Triangle Park, North Carolina, has been accredited by the American Society of Crime Laboratory Directors, Laboratory
Accreditation Board (ASCLD/LAB) in the category of DNA testing. Under the Crime Laboratory Accreditation Program managed by the ASCLD/LAB, a crime laboratory undergoes a comprehensive and in-depth inspection to demonstrate that its management, operations, employees, procedures and instruments, physical plant and security, and personnel safety procedures meet stringent quality standards.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
        INFORMATION AND EXHIBITS

 (c)  Exhibit
      20  Press release of the Company dated August 5, 1998.

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                         SIGNATURES

Pursuant to the requirements of the Securities and Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

          LABORATORY CORPORATION OF AMERICA HOLDINGS
          ------------------------------------------
                         (Registrant)

               By:/s/ Bradford T. Smith
                  -------------------------------
                      Bradford T. Smith
                      Executive Vice President,
                      General Counsel, Secretary
                      and Compliance Officer



Date: August 17, 1998

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